Exhibit 10.2

DEED OF CORRECTION

THIS DEED OF CORRECTION, made and entered into this 19th day of October, 2005, by and between East Kentucky Land Corporation, a Kentucky corporation with offices at 9501 State Route 5, Ashland, Kentucky 41102, Party of the First Part, hereinafter "Grantor" and Buckhorn Resources, LLC, of 380 Barbourville ,Road, London, Kentucky 40744, Party of the Second Part, hereinafter "Grantee".

WITNESSETH:

WHEREAS, the Deed of Conveyance (the "Deed") dated January 6, 2005, does not accurately reflect the parties' agreement regarding the. transfer of the property , described in Dead Book 313, at Page 241 of the Perry County Clerk's Office and in Deed Book 165 at Page 555, of the Leslie County Clerk's Office; and

WHEREAS, the Grantor and Grantee desire to correct the Deed to accurately reflect the parties' agreement regarding the transfer of the property.

NOW THEREFORE, FOR AND IN CONSIDERATION of the amount noted in the deeds of conveyance noted above and to correctly reflect the agreement of the Grantor and Grantee, and for no monetary consideration, the receipt of which is hereby acknowledged, the Grantor has bargained and sold, and by these presents does hereby grant, bargain, sell and convey unto the Grantee, its successors and assigns, the following described' property, to-wit:

All that certain tract, piece, or parcel of land, situate and being in the County of Perry and the County of Leslie, in the State of Kentucky, on Preston Campbell Branch of the North Fork of the Kentucky River, said tract of land being bounded and described as follows, to-wit:

Surveyed April 14, 1872 for William M. Smith. Beginning on two black pine trees on top of the ridge on the East Side of the gap of the ridge at the head of, Preston Campbell's Branch; thence South thirty eight degrees (38) West four hundred (400) poles to a stake; thence, South eight five (85) degrees West nine hundred (900) poles to a stake; thence South five (5) East three hundred forty poles to a stake; South eighty-five degrees (85) West five hundred poles to a stake; thence N. 5 West 1360 poles to a stake; thence North eighty-five (85) East fourteen hundred (1400) poles , to a stake; thence South 5 degrees (5) East five hundred sixty (560) poles to a stake; thence North eighty five (85) degrees East three hundred (300) poles to a stake thence South five degrees (5,) East one hundred twenty.(120) poles to the place of beginning. Containing ninety-eight hundred (9800) acres, more or less.

Grantor East Kentucky Land Corporation excepts, reserves unto itself and does not convey hereby, all of the oil and gas, and their constituents, underlying the above-described tract, together with- all rights reasonably necessary to explore for, produce, gather, transport and market such oil and gas.

Grantor reserves unto itself the right to prosecute and collect all claims for damages which it may lawfully assert for the unlawful taking of any coal or timber from the above-described tract, or for damage to the surface of the above-described tract, which taking or damages occurred prior to the date of the Deed, to-wit: January 6, 2005.

The reservations and agreement contained in this Deed are agreed to by Grantor and Grantee and are an integral part of this conveyance.

BEING the same property conveyed to East Kentucky Land Corporation by Deed dated January 15, 1998, from Joseph E. Carter, at al, of record in Deed Book 279, at Page 287, of the Perry County Clerk's Office and of record in Deed Book 146, at Page 510, of the Leslie County Clerk s Office.

TO HAVE AND TO HOLD THE SAME, together with all privileges, appurtenances rights and improvements thereunto belonging, unto the Grantee, its successors and assigns, forever, with Covenants of "Special Warranty."

IN WITNESS WHEREOF, the Grantor and Grantee have executed this instrument the day and year first above written.

GRANTOR:

EAST KENTUCKY LAND CORPORATION

By: /s/ JAMES H. LARGE

JAMES H. LARGE, PRESIDENT

The Grantor, EAST KENTUCKY LAND CORPORATION, and the Grantee, BUCKHORN RESOURCES, LLC, do hereby certify, pursuant to KRS Chapter 382, that the above-stated consideration is the true, correct, and full consideration paid for the property herein conveyed and that the fair market value of the property is .as stated in the original Deed of Conveyance. We further certify our understanding that falsification of the stated consideration of the sale price of the property is a Class D felony, subject to one to five years imprisonment and fines up to TEN THOUSAND DOLLARS ($10.,000.00).

GRANTOR:

EAST KENTUCKY LAND CORPORATION

By: /s/ JAMES H. LARGE

JAMES H. LARGE, PRESIDENT

GRANTEE:

BUCKHORN RESOURCES, LLC

By: /s/ BILLY DAVID ALTIZER

BILLY DAVID ALTIZER, MANAGING MEMBER

COMMON WEALTH OF KENTUCKY

COUNTY OF State at Large

Personally appeared before me, a Notary Public in and for said County, JAMES H. LARGE, with whom I am personally acquainted, and who acknowledged himself to be PRESIDENT of EAST KENTUCKY LAND CORPORATION and that he executed the within instrument for the purposes therein contained and that the consideration stated herein is true and correct.

WITNESS my hand and seal this the 20th day of October, 2005.

/s/ NOTARY PUBLIC

My Commission Expires: 03/04/07

COMMON WEALTH OF KENTUCKY

COUNTY OF LAUREL

Personally appeared before me, a Notary Public in and for said County, BILLY DAVID ALTIZER, with whom I am personally acquainted, and who acknowledged himself to be MANAGING MEMBER of BUCKHORN RESOURCES, LLC, and that he executed the within instrument for the purposes therein contained and that the consideration stated herein is true and correct.

WITNESS my hand and seal this the 21ST day of October, 2005.

/s/ NOTARY PUBLIC

My Commission Expires: 03/06/06

THIS INSTRUMENT PREPARED BY:

/s/ GARY W. NAPIER

NAPIER & ASSOCIATES, P.S.C.

819 NORTH MAIN STREET, SUITE B

P.O. DRAWER 5087

LONDON, KY 40745-5087

(606 864-2263)